SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) June 9, 2003



                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


               1-5426                                      61-0505332
      (Commission File Number)                 (IRS Employer Identification No.)

 4360 Brownsboro Road, Suite 300
       Louisville, Kentucky                                  40207
(Address of principal executive offices)                   (Zip Code)


               Registrant's telephone number, including area code
                                  502/893-4600



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits.

               (c)  Exhibits

                    Exhibit Number   Description
                    --------------   -----------

                         99.1 Press Release dated June 9, 2003 announcing second quarter earnings outlook.


ITEM 9.  Regulation FD Disclosure.

               On June 9, 2003, Thomas Industries issued a press release announcing second quarter earnings outlook. A copy of the press release is filed herewith as Exhibit 99.1 and hereby incorporated by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THOMAS INDUSTRIES INC.
                                                 (Registrant)


                                                /s/ Phillip J. Stuecker
                                            ------------------------------------
                                            Phillip J. Stuecker, Vice President
                                            of Finance, Chief Financial Officer,
                                            and Secretary


Dated:  June 9, 2003